UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2025

DATAVAULT AI INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

ATM Program

On July 21, 2025, Datavault AI Inc., a Delaware corporation (the “Company”), entered into an equity distribution agreement (the “Sales Agreement”) with Maxim Group LLC, as agent (“Maxim”), pursuant to which the Company may issue and sell shares of its common stock, par value $0.0001 (the “Common Stock”) having an aggregate offering price of up to $50,000,000 from time to time through Maxim.

Any sales of shares of Common Stock pursuant to the Sales Agreement will be made pursuant to a shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-288538) (the “Registered Offering”), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 7, 2025 and declared effective by the SEC on July 9, 2025, the prospectus contained therein and a prospectus supplemental relating to the Registered Offering dated July 22, 2025.

Maxim may sell Common Stock by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, including, without limitation, sales made directly on The Nasdaq Capital Market or sales made into any other existing trading market for the Company’s Common Stock or to or through a market maker. Subject to the terms and conditions of the Sales Agreement, Maxim will use its commercially reasonable efforts to sell the shares of the Company’s Common Stock from time to time, based upon its instructions (including any price, time or size limits or other parameters or conditions that we may impose). The Company will pay to Maxim a cash commission of up to 3.0% of the gross proceeds from the sale of any shares of Common Stock by Maxim under the Sales Agreement. The Company and Maxim have also provided each other with customary indemnification rights.

The Company is not obligated to make any sales of Common Stock under the Sales Agreement and no assurance can be given that it will sell any shares under the Sales Agreement, or, if it does, as to the price or number of shares that it will sell, or the dates on which any such sales will take place. The Sales Agreement may be terminated by either party as set forth in the Sales Agreement.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference. The Company is filing the opinion of its counsel, Sullivan & Worcester LLP, relating to the legality of the issuance and sale of the shares of Common Stock as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Registration Statement.

The above disclosure shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Waiver Agreement

Also on July 21, 2025, the Company entered into an agreement (the “Waiver Agreement”) with the purchasers (the “Purchasers”) party to the Company’s securities purchase agreement, dated March 31, 2025 (the “Purchase Agreement”), pursuant to which the Purchasers waived the provisions relating to variable rate transactions contained in Section 4.12(b) of the Purchase Agreement for a periof of 60 days and the provisions relating to participation rights contained in Section 4.19 of the Purchase Agreement, and the Company agreed that until the earlier to occur of (a) the end of the 60-day period beginning on the trading date after the date of the Waiver Agreement, and (b) when no Purchaser holds any of the Notes (as defined in the Purchase Agreement), the Company will not sell shares of Common Stock pursuant to the Sales Agreement (a)(i) on any trading day in an amount exceeding 10% of the trading volume of the shares of Common Stock on such trading day during regular trading hours, or (ii) outside of regular trading hours, (b) at a per share price below $1.10, or (c) in an aggregate amount exceeding $25,000,000. The Company also agreed to issue an aggregate of 5,000,000 shares of Common Stock to the Purchasers on the date the Company receives stockholder approval for such issuance under applicable stock exchange rules (the “Stockholder Approval”).

Pursuant to the Waiver Agreement, the Company agreed to (a) file a registration statement to register the resale of the New Shares (the “Resale Registration Statement”) as soon as reasonably practicable, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC by September 30, 2025 and to keep such registration statement effective at all times until no Purchaser owns any such New Shares, and (b) use commercially reasonable efforts to hold an annual or special meeting of stockholders no later than September 30, 2025 for the purpose of obtaining the Stockholder Approval.

The foregoing description of the Waiver Agreement is not complete and is qualified in its entirety by reference to the full text of the Waiver Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this Item in connection with the Waiver Agreement and included in Item 1.01 of this Form 8-K is incorporated herein by reference.

The New Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The New Shares will be issued in reliance upon exemptions from registration under Section 4(a)(2) of the Securities Act, and Rule 506 promulgated under Regulation D of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated July 21, 2025, by and between the Company and Maxim Group LLC (filed herewith).
5.1	Opinion of Sullivan & Worcester LLP (filed herewith).
10.1	Form of Waiver Agreement.
23.1	Consent of Sullivan & Worcester LLP (included in the opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2025	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer